Exhibit 10.21
THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
SETTLEMENT AND LICENSE AGREEMENT
     This Settlement and License Agreement (the “Agreement”), effective as of July 1, 2005 (“Effective Date”), is by and between GEORGETOWN UNIVERSITY, a Congressionally Chartered institution of higher learning, having a place of business at 37th and O Streets, N.W., Washington, D.C. 20057 (“GEORGETOWN”) and DIGENE CORPORATION (“DIGENE”), a Delaware corporation having its principal place of business at 1201 Clopper Road, Gaithersburg, Maryland 20878. GEORGETOWN and DIGENE may be referred to herein individually as a “Party” and, collectively, as the “Parties.”
     WHEREAS, GEORGETOWN is the owner of all rights in and to United States Patent No. 5,643,715 and the related patents and patent applications (collectively, the “‘715 Patents”) and United States Patent No. 5,057,411 and the related patents and patent applications (collectively, the “‘411 Patents”); and
     WHEREAS, on December 1, 1983, GEORGETOWN and a predecessor in interest to DIGENE entered into a License Agreement (the “1983 Agreement”), wherein GEORGETOWN granted to it a world-wide royalty bearing license to develop, manufacture, use and sell products related to materials supplied by GEORGETOWN for diagnostic research on diseases associated with human papillomaviruses (“HPV”); and
     WHEREAS, on March 18, 1998, GEORGETOWN and DIGENE entered into a License Agreement (the “1998 Agreement”), wherein GEORGETOWN granted DIGENE an exclusive world-wide and royalty bearing patent license to make, have

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
     made, use, offer to sell, sell and import products that are covered by the claims of the ‘715 Patents and the ‘411 Patents; and
     WHEREAS, disputes have arisen between the Parties as to, inter alia, the amount of royalties due to GEORGETOWN under the 1998 Agreement; and
     WHEREAS, the Parties are engaged in litigation known as Georgetown University v. Digene Corporation, Civil Action No. 04-01842 (PLF), in the United States District Court for the District of Columbia (the “Litigation”); and
     WHEREAS, GEORGETOWN filed a complaint initiating the Litigation and alleging that DIGENE has breached the 1998 Agreement between the Parties with respect to the amount of royalties owed by DIGENE under the 1998 Agreement in connection with the use of the ‘715 Patents and that DIGENE has failed, among other things, to meet its “best efforts” obligations, with respect to the ‘411 Patents; and
     WHEREAS, DIGENE filed an answer to GEORGETOWN’s complaint denying liability for alleged underpayment of royalties and asserting various counterclaims and affirmative defenses; and
     WHEREAS, GEORGETOWN has filed a motion to dismiss each of DIGENE’s counterclaims, and DIGENE has opposed that motion:
     WHEREAS, neither GEORGETOWN nor DIGENE admits liability, but they desire to fully and finally settle and resolve the Litigation and dismiss all claims, counterclaims, and defenses asserted therein and all issues involved therein with prejudice, without resort to further litigation; and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
     WHEREAS, DIGENE and GEORGETOWN desire to be released from all obligations under the 1998 Agreement and the 1983 Agreement and enter into a new exclusive license with respect to the ‘715 Patents and the ‘411 Patents.
     NOW, THEREFORE, in consideration of the premises and of the faithful performance of the covenants herein contained, the Parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     1.1 The term “Affiliate” as applied to DIGENE shall mean DIGENE and any company other than DIGENE in whatever country organized, controlling, controlled by or under common control with DIGENE. The term “control” means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
     1.2 “Effective Date” of this Agreement shall be the date first written above.
     1.3 The term “First Commercial Sale” shall mean
          (a) in the United States the first sale of any Licensed Product by DIGENE, its Affiliates or Sublicensees;
          (b) in any other country in the world, the first sale of any Licensed Product by DIGENE, its Affiliates or Sublicensees in that country.
     1.4 The term “Licensed Product” shall mean any product or service (i) which contains, incorporates, or uses any material covered by at least one of the claims of the Licensed Patents, or (ii) whose use, methods, manufacture or means of

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
use is covered by at least one of the claims of the Licensed Patents, including instances in (i) or (ii) herein in which there are multiple probes, one or more of which is covered by at least one of the claims of the Licensed Patents. All products listed in Exhibit 1 are Licensed Products.
     1.5 The term “Sublicensee” shall mean any individual or legal entity granted a sublicense by DIGENE, or by a sublicensee of DIGENE, to make, have made, use, offer to sell, sell, or import Licensed Products.
     1.6 The term “Net Sales” shall mean the gross billing price of any Licensed Product, as invoiced to the customer, less:
          (a) discounts allowed;
          (b) the gross billing price of damaged or outdated goods;
          (c) transportation charges or allowances;
          (d) customs, duties and charges;
          (e) sales and other excise taxes or other governmental charges levied on or measured by sales but not franchise or income taxes of any kind whatsoever;
          (f) the gross billing price of all returns and allowances for credit for any reason; and
          (g) additional amounts paid by third parties for instrumentation to use the Licensed Products, to the extent the amounts can be verified by GEORGETOWN’s auditor on the basis of DIGENE’s relevant business records (including but not limited to invoices and contracts).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
     Net Sales shall not include the gross billing price of diagnostic tests that are not Licensed Products, or the gross billing price of specimen collection devices, consumables, accessories, software, or instrumentation that are sold separately or listed under a separate part number from such Licensed Products.
     Transfer of a Licensed Product to or between Affiliates for sale by the Affiliate shall not be considered a sale; in the cases of such a transfer, the Net Sales shall be based on the Net Sales of the Affiliate to the customer.
     DIGENE and its Affiliates shall, in their sole discretion, determine the gross billing price of Licensed Products sold by DIGENE or its Affiliates to customers; provided, however, that any discount offered with respect to Licensed Product shall be consistent with the overall discounting policies of DIGENE in connection with the sale of its products which are sold together with or in combination with the Licensed Product.
     1.7 With respect to combination packages based on a multiplex platform technology that do not include any Licensed Product listed in Exhibit 1:
     [ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]
     [ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]
     [ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]
     [ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]
     1.8 The term “Non-Commercial Research Purposes” shall mean the use of Licensed Patents for academic research or other not-for-profit scholarly purposes which are undertaken at a non-profit or governmental institution that does not use the Licensed Patents in the production or manufacture of products for sale or the performance of services for a fee. In the event a for-profit entity solicits GEORGETOWN to conduct research that would fall under the claims of the Licensed Patents, GEORGETOWN shall refuse to do so absent a sublicense by DIGENE to the entity or other written authorization by DIGENE.
     1.9 The term “Non-Royalty Sublicense Income” shall mean sublicense issue fees, sublicense maintenance fees (except to the extent they are credited against royalties), sublicense milestone payments, and similar non-royalty payments or other consideration provided by Sublicensees to DIGENE on account of sublicenses pursuant to this Agreement.
     1.10 “Licensed Patents” shall mean the ‘715 Patents and the ‘411 Patents and any and all U.S. patents that claim priority, in whole or in part, to any patent application to which the ‘715 Patents and the ‘411 Patents claim the benefit of priority, and any foreign (non-U.S.) counterparts of any foregoing U.S. patents, and any reexamination, extension or reissue of such patents.
     1.11 The terms “Public Law 96-517” and “Public Law 98-620” include all amendments to those statutes.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
ARTICLE II
GRANT OF RIGHTS
     2.1 To the extent not prohibited by the United States Government, GEORGETOWN hereby agrees to grant and does grant to DIGENE, subject to the terms and conditions hereof, an irrevocable, world-wide, exclusive, royalty-bearing license with the right to grant sublicenses under the Licensed Patents to make, have made, use, sell, offer to sell, or import Licensed Products.
     2.2 For sales for which GEORGETOWN is entitled to a royalty hereunder, all licenses granted in Section 2.1 above to sell Licensed Products include the right to grant to the purchaser of Licensed Products from DIGENE the right to use purchased Licensed Products consistent with the scope of the licenses granted to DIGENE.
     2.3 All licenses granted to Licensed Patents made in the course of federally funded research, are subject to the rights, conditions and limitations imposed by the United States Government.
     2.4 All sublicenses granted hereunder shall include a requirement that such sublicenses are subject and subordinate to the terms and conditions of this Agreement.
     2.5 The granting and exercise of these licenses is subject to the following conditions:
          (a) Public Law 96-517 and Public Law 98-620. Any right granted in this Agreement greater than that permitted under Public Law 96-517, or Public Law 98-620, shall be subject to modification as may be required to conform to the provisions of those statutes.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
          (b) GEORGETOWN reserves the right to make and use, for Non-Commercial Research Purposes at GEORGETOWN, the subject matter described and claimed in the Licensed Patents.
          (c) During the period of exclusivity of this license in the United States, DIGENE shall cause any Licensed Product produced for sale in the United States to be manufactured substantially in the United States.
     2.6 All rights reserved to the United States Government and others under Public Law 96-517, and Public Law 98-620, shall remain and shall in no way be affected by this Agreement.
ARTICLE III
PAYMENTS AND ROYALTIES
     3.1 Sales by DIGENE and its Affiliates. On all sales of Licensed Products, except distribution at “no-charge” to investigators or others for purposes of conducting efficacy, safety or other clinical or Licensed Product evaluations or in reasonable quantities to promote the use and sale of Licensed Products, by DIGENE or its Affiliates, in any country in the world following the First Commercial Sale of each new Licensed Product in such country, DIGENE shall pay GEORGETOWN royalties in accordance with the following schedule, such undertaking and schedule having been agreed to for the purpose of reflecting and advancing the mutual convenience of the Parties:
     (a) Initial Payments. As consideration for the execution of this Agreement and the Joint Stipulation and Order of Dismissal with Prejudice, attached hereto as Exhibit 2, and in full satisfaction of any payments owed to date, DIGENE

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
shall pay GEORGETOWN seven million five hundred thousand U.S. dollars (U.S. $7,500,000) in two equal installments as described in the following: Upon execution of this Agreement and the filing of the Joint Stipulation and Order of Dismissal with Prejudice with the Court, the first installment payment of three million seven hundred and fifty thousand U.S. dollars (U.S. $3,750,000) shall be made by DIGENE to GEORGETOWN within three (3) business days thereafter, and such payment shall be irrevocable. The second installment payment of three million seven hundred and fifty thousand U.S. dollars (U.S. $3,750,000) shall be made by DIGENE to GEORGETOWN no later than October 15, 2005 and such payment shall be irrevocable. Payments made under this paragraph 3.1(a) shall be made by wire transfer to the following bank account for GEORGETOWN: [ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ].
     (b) Royalties. In consideration for the license and rights granted to it by GEORGETOWN in Article II of this Agreement, DIGENE shall pay GEORGETOWN as follows:
     For Licensed Products (1) that are manufactured in any country in which there is an issued Licensed Patent, and/or (2) that are sold in any country in which there is an issued Licensed Patent, DIGENE or its Affiliates, for each annual period starting on July 1, 2005, shall pay GEORGETOWN:
i.	[ * * * * * * * * * * * * * * * * * * * * * * * * ] of the Net Sales for aggregate Net Sales of Licensed Products sold by DIGENE and its Affiliates less than or equal to [ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ]; and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
ii.	[ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ] of the Net Sales for aggregate Net Sales of Licensed Products sold by DIGENE and its Affiliates in excess of [ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ]. For example, if in a single annual period aggregate Net Sales of Licensed Products sold by DIGENE and its Affiliates is [ * * * * * * * * * * * * * ], the royalty rate of [ * * * ] shall apply to the first [ * * * * * * * * * ] in Net Sales, and the royalty rate of [ * * * ] shall apply to the [ * * * * * * * * * ] in Net Sales in excess of the first [ * * * * * * * * * ].
     3.2 Sales by Sublicensees of Licensed Products Under the Licensed Patents:
          (a) On all sales of Licensed Products, except distribution at “no-charge” to investigators or others for purposes of conducting efficacy, safety or other clinical or Licensed Products evaluations or in reasonable quantities to promote the use and sale of Licensed Products, by a Sublicensee, in any country in the world following the First Commercial Sale in such country, DIGENE shall pay GEORGETOWN royalties in accordance with the following schedule, such undertaking and schedule having been agreed to for the purpose of reflecting and advancing the mutual convenience of the Parties:
     For Licensed Products (1) that are manufactured in any country in which there is an issued Licensed Patent, and/or (2) that are sold in any country in which there is an issued Licensed Patent, DIGENE or its Affiliates, for each annual period starting on July 1, 2005, shall pay GEORGETOWN:

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     [ * * * * * * * * * * * * * * * * * * * * * * ] of the Net Sales.
          (b) In addition, in the event that any Sublicensee shall pay to DIGENE or its Affiliates any royalty in excess of [***] (any such excess, an “Additional Royalty”) for or in connection with the sublicense of any of the rights granted to DIGENE under the Licensed Patents, DIGENE shall pay GEORGETOWN an amount equal to [***] of any Additional Royalty received.
          (c) In addition, DIGENE shall pay GEORGETOWN an amount equal to [ * * * * * * * * * * ] of any Non-Royalty Sublicense Income received by DIGENE or its Affiliates from any Sublicensee in respect of any sublicense of any of the Licensed Patents, and shall make such payment to GEORGETOWN within 30 days after DIGENE receives such Non-Royalty Sublicense Income.
     3.3 Royalties and Non-Royalty Sublicensee Income received by DIGENE from sublicenses shall not be included for purposes of determining the royalties paid under paragraph 3.1(b).
     3.4 For purposes of clarity, the Parties understand and agree that GEORGETOWN is not owed any royalty income under this Agreement on any sales of any product that is both manufactured and sold in countries in which there are no issued Licensed Patents.
     3.5 It is understood that under this Agreement, subject to Section 3.1(b), only one royalty shall be paid on any Licensed Product sold by DIGENE, its Affiliates or Sublicensees regardless of the coexistence of Licensed Patents or of how many United States and foreign Licensed Patents are obtained which include claims to the same Licensed Product.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
     3.6 All royalties paid by DIGENE for Licensed Products under this Agreement, and DIGENE’s obligation to pay them, shall be irrevocable, subject only to the following sentences of this paragraph. DIGENE’s obligation to pay royalties for Licensed Products shall extend through and until the expiration, which shall include all patent term extensions, of the Licensed Patent upon which such royalty is based and shall only be relieved prior to that date if all of the royalty bearing claims of the Licensed Patents are determined to be invalid or unenforceable in a final judgment hearing from which no appeal has been or can be taken provided that DIGENE and its Affiliates have complied with the requirements of paragraphs 4.2(c)-(d) herein. However, even if all of the claims of the Licensed Patents are determined to be invalid and/or unenforceable in a final judgment from which no appeal has been or can be taken, DIGENE’s obligations and duties to pay royalties pursuant to ARTICLE III incurred up to the date of that determination shall likewise survive that determination and be non-refundable.
ARTICLE IV
REPRESENTATIONS, WARRANTIES, COVENANTS
AND LITIGATION RELEASES
     4.1 GEORGETOWN represents that it is the owner by assignment of the entire rights, title and interest in the Licensed Patents free of any claims of third parties other than the United States Government.
     4.2 (a) With regard to the Licensed Products listed on Exhibit 1 of this Agreement, during the term of this Agreement, GEORGETOWN covenants that it will not assert any claims against or sue DIGENE, its Affiliates, Sublicensees, or

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contract manufacturers, or cause or assist any third party to assert claims or sue said entities, with respect to any claim released by paragraph 4.3(i).
     (b) With regard to any Licensed Product not listed on Exhibit 1 of this Agreement (including any future Licensed Product), during the term of this Agreement, and solely with regard to the Licensed Patents identified herein, GEORGETOWN covenants that it will not assert any claims against or sue DIGENE, its Affiliates, Sublicensees, or contract manufacturers, or cause or assist any third party to assert claims against said entities for infringement of the Licensed Patents on account of the manufacture (by DIGENE, its Affiliates, its Sublicensees or its contract manufacturers), use, sale, offer for sale, or importation of any such Licensed Products that are not listed on Exhibit 1. Nothing in this sub-paragraph shall preclude GEORGETOWN from obtaining royalties owed under this Agreement.
     (c) During the term of this Agreement, DIGENE covenants that it will not, and its Affiliates will not, initiate or conduct on its own, or assist or participate (except as required by court order or otherwise required by law) with any third party in initiating, conducting or defending, any court or administrative proceeding asserting the invalidity or unenforceability of the Licensed Patents.
     (d) In consideration for GEORGETOWN’s agreement that this license is irrevocable, the Parties hereby agree that the Licensed Patents are both valid and enforceable. The Parties further agree that if the validity or enforceability of the Licensed Patents is challenged in any proceeding between the Parties (whether directly or by affirmative defenses) the Parties shall stipulate that such patent is valid and enforceable.

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     4.3 Upon the filing of the Joint Stipulation and Order of Dismissal with Prejudice required by paragraph 3.1 of this Agreement, (i) GEORGETOWN (and its past, present and future, officers, directors, legal representatives, shareholders, predecessors, successors, heirs, affiliates, assigns, agents, attorneys, representatives and employees) shall release and forever discharge DIGENE and all of DIGENE’s past, present and future subsidiaries, parents, officers, directors, legal representatives, shareholders, predecessors, successors, heirs, Affiliates, assigns, agents, attorneys, representatives and employees from all past claims against such released parties for all claims asserted or that could have been asserted in the Litigation, including without limitation claims with respect to the Licensed Products listed on Exhibit 1; except that excluded from this release are any rights to indemnification and contribution for product liability claims that arise from products sold by DIGENE prior to the Effective Date of this Agreement, and (ii) DIGENE shall release and forever discharge GEORGETOWN and all of GEORGETOWN’s past, present and future subsidiaries, parents, officers, directors, legal representatives, shareholders, predecessors, successors, heirs, affiliates, assigns, agents, attorneys, representatives and employees from all claims asserted or that could have been asserted in the Litigation, including without limitation claims with respect to Licensed Products listed on Exhibit 1.
     4.4 GEORGETOWN represents and warrants to DIGENE as follows:
          (a) GEORGETOWN has the full and unencumbered right, power and authority to enter into this Agreement, GEORGETOWN has the full and unencumbered right to grant the license rights granted by GEORGETOWN to

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DIGENE hereunder, and otherwise to carry out its obligations hereunder and that, upon execution, this Agreement shall constitute a legal, valid and binding agreement of GEORGETOWN, enforceable in accordance with its terms.
          (b) GEORGETOWN has not licensed or granted to any third party, and shall not license or grant to any third party (other than the United States Government) during the term of this Agreement, any rights in or to the Licensed Patents that are inconsistent with any rights granted by GEORGETOWN to DIGENE hereunder.
     4.5 DIGENE represents and warrants to GEORGETOWN as follows:
          (a) DIGENE has the full and unencumbered right, power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder and that, upon execution, this Agreement shall constitute a legal, valid and binding agreement of DIGENE, enforceable in accordance with its terms.
          (b) DIGENE shall not bind or purport to bind GEORGETOWN to any affirmation, representation or warranty with respect to the Licensed Patents or the Licensed Products to any third party; but nothing in this sub-paragraph 4.5(b) shall limit DIGENE’s ability to make affirmations, representations, or warranties to third parties, so long as such affirmations, representations, or warranties do not purport to bind GEORGETOWN.
          (c) To the best of DIGENE’s knowledge, there are no Licensed Products with any commercially significant sales, that are sold or offered for sale by DIGENE or its Affiliates as of the Effective Date, other than those Licensed Products set forth in Exhibit 1.

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          (d) There are no Combination Multiplex Packages sold or offered for sale by DIGENE or its Affiliates as of the Effective Date.
          (e) There are no sublicenses or cross-licenses to the Licensed Patents as of the Effective Date.
     4.6 Except for the express warranties contained in this Agreement, the Licensed Patents are licensed to DIGENE “as is.” Neither GEORGETOWN nor DIGENE makes any other warranties or representations, express or implied, in fact or in law, concerning the Licensed Patents or any other matter covered by this Agreement, including, without limitation, any warranties of title, non-infringement, merchantability or fitness for a particular purpose, and including, without limitation, any warranties arising by statute or otherwise at law or from a course of dealing, usage or trade.
     4.7 No implied or express license is being granted to DIGENE, or its Affiliates, under this Agreement under any GEORGETOWN patent other than as provided for in Article II of this Agreement, subject to all of the limitations of this Agreement, and no implied or express covenant not to sue is being granted to DIGENE, or its Affiliates, for any Licensed Patent under this Agreement except for the express covenant set forth in paragraph 4.2.
ARTICLE V
TERM OF THE AGREEMENT
     5.1 The term of this Agreement shall begin as of the Effective Date. For the purposes of the license rights granted hereunder, this Agreement shall extend through and until the expiration, which shall include all patent term extensions, of the

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Licensed Patents, or the date by which all of the claims of the Licensed Patents are determined to be invalid or unenforceable in a final judgment from which no appeal has been or can be taken.
ARTICLE VI
REPORTING
     6.1 (a) DIGENE shall submit to GEORGETOWN within sixty (60) days after each calendar half year ending June 30 and December 31, a royalty report setting forth for such half year at least the following information:
          (i) Quantity and the Net Sales for each Licensed Product sold (by territory) by DIGENE, its Affiliates and Sublicensees;
          (ii) Net Sales for each Combination Multiplex Package by territory, and with sufficient additional information to calculate the Net Sales for Licensed Products as set forth in paragraph 1.7.
          (iii) Quantities of each Licensed Product distributed by DIGENE, its Affiliates, and its Sublicensees for clinical evaluation, Licensed Product evaluation or analysis, and for Licensed Product promotion on which no royalties are paid;
          (iv) Names and addresses of all Affiliates and Sublicensees of DIGENE; and
          (v) A list of the amounts of any royalty payments or Non-Royalty Sublicense Income payments received by DIGENE from each Sublicensee; and
          (vi) Total royalties payable to GEORGETOWN and the methodology pursuant to which DIGENE calculated said royalties.

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     (b) With regard to DIGENE’s obligation to provide information for sales of Licensed Products by its Sublicensees, as set forth in sub-paragraph (a) of this Paragraph 6.1, DIGENE shall requires its Sublicensee to provide this information, and shall use its best efforts to obtain this information from its Sublicensees; but DIGENE shall only be required to provide to GEORGETOWN that information which it can obtain from its Sublicensees.
     (c) Upon GEORGETOWN’s written request, DIGENE shall include with its royalty report the information specified in Paragraph 6.1(a) on a country-by-country basis.
     (d) DIGENE shall pay to GEORGETOWN with each such royalty report the amount of royalty due with respect to such half year.
     (e) All payments due hereunder shall be deemed received when funds are credited to GEORGETOWN’s bank account and shall be payable by check or wire transfer in United States dollars. Conversion of foreign currency to U.S. dollars shall be calculated in accordance with United States generally accepted accounting principles and as reported by DIGENE in its periodic reporting to the Securities and Exchange Commission; except that if said accounting principles are not reported by DIGENE to the Securities and Exchange Commission, then conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the New York Times or the Wall Street Journal) on the last working day of each royalty period.

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     (f) All such reports shall be maintained in confidence by GEORGETOWN except as required by law; however, GEORGETOWN may include in its usual reports annual amounts of royalties paid.
     (g) In the event that DIGENE sells (1) any Licensed Product for which Net Sales are calculated under sub-paragraph 1.7(a) of this Agreement, (2) any product that would be subject to a royalty hereunder if manufactured or sold in the United States or in another country in which there exists a Licensed Patent but which is both manufactured and sold in a country in which no Licensed Patents exist; and/or (3) any product that includes a probe for HPV 52 that DIGENE does not consider a Licensed Product, DIGENE shall provide GEORGETOWN with written notice as provided herein. Said notice shall include a detailed explanation for the basis for DIGENE’s treatment of the sale of said products under this Agreement.
     6.2 In the event of acquisition, merger, change of corporate name, organization, or identity, DIGENE shall notify GEORGETOWN in writing within thirty (30) days of such event.
     6.3 If DIGENE or any Affiliate or Sublicensee (or optionee) does not qualify as a “small entity” as provided by the United States Patent and Trademark Office, DIGENE must notify GEORGETOWN within ninety (90) days.
ARTICLE VII
RECORD KEEPING
     7.1 DIGENE shall keep, and shall require its Affiliates and Sublicensees to keep, accurate records (together with supporting documentation) of Licensed Products made, used or sold under this Agreement, appropriate to determine the

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amount of royalty and Non-Royalty Sublicense Income due hereunder. Such records shall be retained for at least three (3) years following the end of the reporting period to which they relate. They shall be available during normal business hours for examination by an accountant selected by GEORGETOWN, at its expense for the sole purpose of verifying reports and payments hereunder. In conducting examinations pursuant to this paragraph, such accountant shall have access to all records which GEORGETOWN reasonably believes to be relevant to the calculation of royalties under Article III.
     7.2 GEORGETOWN’s accountant shall not disclose to GEORGETOWN or any third party any information other than information relating to the accuracy of reports and payments made hereunder.
     7.3 Such examination by GEORGETOWN shall be at its expense, except that if such examination shows an underreporting or underpayment in excess of ten percent (10%) for any twelve (12) month period, then DIGENE shall pay the cost of such examination as well as any additional sum that would have been payable to GEORGETOWN had DIGENE reported correctly.
     7.4 Any underpayment determined pursuant to paragraph 7.1 above shall be paid within thirty (30) days after the delivery of a detailed written accountant’s report to DIGENE if DIGENE does not dispute the report. If DIGENE cannot agree with the accountant’s report following a good faith attempt to reach such agreement within thirty (30) days, then any such disputed matter shall be submitted to and determined by an independent accounting firm acceptable to the Parties which determination shall be final and binding, absent manifest error. In the event that the

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Parties cannot agree on an accountant, such an independent accountant shall be selected by the American Arbitration Association. Such accountant shall have expertise in auditing royalties due with respect to biotechnology or pharmaceutical products. The fees and expenses involved in selecting said accountant by the American Arbitration Association shall be equally borne between the Parties. The fees and expenses of any such independent accountant so selected, incurred in resolving such disputed matter, shall be paid by the Party that does not substantially prevail. Any overpayment shall be credited to the next payment due from DIGENE. If no further payments from DIGENE will be due then a refund of any such overpayment will be made within thirty (30) days after the delivery of a detailed written accountants’ report to the Parties. Upon conclusion of any audit of any period, such period cannot be re-audited.
     7.5 The provisions of this Article VII shall survive the expiration of this Agreement.
ARTICLE VIII
DOMESTIC AND FOREIGN PATENT FILING AND MAINTENANCE
     8.1 [ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]
     8.2 GEORGETOWN and DIGENE shall cooperate fully in the prosecution and maintenance of Licensed Patents and of all patents and patent applications licensed to DIGENE hereunder, executing all papers and instruments or requiring GEORGETOWN to execute such papers and instruments so as to enable GEORGETOWN to prosecute and to maintain the Licensed Patents and such patent applications and patents in GEORGETOWN’s name in any country. Each Party shall provide to the other prompt notice as to all matters which come to its attention and which may affect the prosecution or maintenance of any such Licensed Patents or patent applications or patents.
     8.3 DIGENE may elect to surrender its rights to the Licensed Patents in any country upon sixty (60) days written notice to GEORGETOWN. In the event of such surrender, DIGENE shall have no further rights hereunder in that country and GEORGETOWN shall have the right to license to a third party the patent(s) in the country in which the patent rights have been surrendered. [* * * * * * * * * * * * * * * * * * *

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* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]
ARTICLE IX
INFRINGEMENT
     9.1 During the term of this Agreement, if any Licensed Patents licensed to DIGENE herein should be infringed by a third party, DIGENE may, but is not obligated to sue such infringer for patent infringement and at the sole expense of DIGENE. DIGENE agrees to keep GEORGETOWN currently advised of the status of such suit and to furnish GEORGETOWN with complete copies of all papers filed or served upon it during the course thereof. GEORGETOWN also agrees to render all assistance, other than financial assistance, to DIGENE to enable the latter to carry on prosecution of such litigation, including the voluntary appearance of witnesses under its control, production of documents, and other aid as requested by DIGENE, including joining the lawsuit as an indispensable party in any jurisdiction in which that is necessary. The Parties agree that counsel for DIGENE may also represent GEORGETOWN at DIGENE’s expense, but GEORGETOWN may be represented in such action solely by counsel of its own choosing, at its own expense. In the event of a successful conclusion of such litigation against an infringer, a money judgment recovered as a result shall be first applied pro rata toward the costs of such litigation, including all court costs, attorneys’ fees, expert witness’ fees, court reporter’s charges, and all other out-of-pocket cash disbursements incurred by DIGENE and

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GEORGETOWN in connection with such litigation. The remainder of such recovery, if any, shall be divided equally between the Parties.
     9.2 In the event that DIGENE does not bring suit for infringement of GEORGETOWN’s Licensed Patents hereunder after being given written notice of such infringement by GEORGETOWN, GEORGETOWN shall have the right to bring such suit for infringement in its own name, at the sole expense of GEORGETOWN, provided that GEORGETOWN gives DIGENE forty-five (45) days notice of its intent to file an infringement suit. GEORGETOWN shall not file, on its own behalf, any such infringement action during such notice period. In that event, DIGENE shall have the right to initiate such action on behalf of the Parties by giving GEORGETOWN written notice of such election within the above forty-five (45) day period. However, in the event DIGENE does not bring an infringement suit within forty-five (45) days of giving written notification to GEORGETOWN of its election to do so, GEORGETOWN may bring an infringement suit in its own name, and DIGENE agrees that, if requested to do so by GEORGETOWN it shall join in such suit as a nominal party plaintiff. In the event such suit is brought, GEORGETOWN agrees to vigorously defend the validity and enforceability of the Licensed Patents and to keep DIGENE currently advised of the status of such suit and to furnish DIGENE with complete copies of all papers filed or served upon it during the course thereof. DIGENE agrees to render all assistance, other than financial assistance, to GEORGETOWN to enable the latter to carry on prosecution of such litigation, including the voluntary appearances of witnesses under its control, production of documents and other aid as requested by GEORGETOWN.

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GEORGETOWN agrees that DIGENE may be represented in such action by counsel of its own choosing at its own expense. In the event of a successful conclusion of such litigation against an infringer, a money judgment recovered as a result shall first be applied pro rata toward the costs of such litigation, including all court costs, attorney’s fees, expert witness fees, court reporter’s charges, and all other out-of-pocket cash disbursements incurred by GEORGETOWN and DIGENE in connection with such litigation. The remainder of such recovery shall be divided equally between the Parties.
     9.3 In the event that DIGENE brings a suit for infringement against a third party, or a third party brings a declaratory judgment action naming DIGENE as a defendant, and the third party asserts invalidity or unenforceability of the Licensed Patents, DIGENE shall vigorously defend the validity and enforceability of the Licensed Patents. If a declaratory judgment action is brought naming either Party as a defendant and alleging invalidity or unenforceability of any of the Licensed Patents, the other Party may elect to intervene in the defense of the action at its own expense, and the named Party shall support the motion to intervene. Both Parties shall vigorously defend the validity and enforceability of the Licensed Patents. In the event that the Party not named in the declaratory judgment action elects not to intervene, it shall cooperate fully in the defense of the action.
     9.4 Infringement of Third-Party Patents
          GEORGETOWN shall not be liable to DIGENE for loss by DIGENE arising out of any use of Licensed Patents obtained by DIGENE from GEORGETOWN hereunder, whether resulting from DIGENE’S misinterpretation,

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misuse, misapplication, mistake or otherwise. GEORGETOWN will cooperate with DIGENE with respect to any claim based on infringement of proprietary rights relating to the Licensed Patents. However, GEORGETOWN shall not be liable to DIGENE for infringement, or claims of infringement, of any patent, utility model, trademark, or proprietary rights owned or claimed to be owned by any third party, it being understood and agreed that DIGENE’S manufacture and sale of Licensed Products under this Agreement shall be entirely at its own risk and peril.
ARTICLE X
GENERAL
     10.1 The paragraph headings contained herein are for reference only; such headings are not a part of this Agreement, nor shall they in any way affect the interpretation thereof.
     10.2 The express waiver by any Party of any right or breach of any provision of this Agreement shall not constitute a continuing waiver of the same or other provisions of this Agreement.
     10.3 The Parties to this Agreement may not assign, sell or transfer any rights granted by this Agreement in whole or in part without the other Party’s prior written consent, except that without such consent DIGENE may assign this Agreement to a third party which succeeds to all or substantially all of its HPV business, by way of merger, acquisition, sale or other legal transactions resulting in the conveyance of substantially all of the HPV business of DIGENE. In the event of any such assignment, the assignee shall assume and be bound by this Agreement. Any and all other assignments, sales, or transfer of any rights granted by this

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Agreement or attempted assignments, by either Party shall be null and void ab initio and shall be without any legal effect. Notwithstanding the foregoing, GEORGETOWN may transfer its pecuniary rights to receive royalties payable herein to a third party financing institution (excluding third party financing institutions owned or controlled by the entities listed on Exhibit 3 hereto), and shall provide written notice of said transfer within thirty (30) days after said transfer. Nothing in this Paragraph 10.3 is intended to modify DIGENE’s right to sublicense pursuant to Paragraph 2.1 of this Agreement.
     10.4 (a) DIGENE shall indemnify, defend and hold harmless GEORGETOWN and its current or former directors, governing board members, trustees, officers, faculty, medical and professional staff, employees, agents, and their respective successors, heirs and assigns (collectively, its “Indemnitees”), from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation of any kind or nature (including, without limitation, reasonable attorney’s fees and other costs and expenses of litigation) (collectively, “Claims”), based upon, arising out of, or otherwise relating to its actions, activities and products developed, manufactured and sold under the licenses granted by this Agreement, including without limitation any cause of action relating to product liability concerning any product, process, or service made, used or sold pursuant to any right or license granted under this Agreement.
          (b) Each Party shall provide the other Party with prompt notice of any written threat, warning, or notice of any Claim. Upon notice of a Claim from GEORGETOWN, DIGENE shall, at its own expense, provide attorneys acceptable to

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GEORGETOWN to defend against any actions brought or filed against any Indemnitee hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought. Provided that DIGENE has assumed the defense of a Claim, and acknowledges its indemnity obligation to GEORGETOWN for that Claim, GEORGETOWN agrees not to settle such Claim without the prior written consent of DIGENE. In the event that DIGENE fails to assume the defense of any such Claim, or to provide such acknowledgement, GEORGETOWN may assume the defense of such Claim at DIGENE’s expense and shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of any Claims, on such terms as GEORGETOWN, in its sole discretion, shall deem appropriate, and DIGENE shall be liable to GEORGETOWN for all attorneys’ fees and expenses incurred, and for the amount of such settlement or other disposition of said Claim(s).
          (c) The Parties agree that Paragraphs 10.4(a) and 10.4(b) of this Agreement shall survive the expiration of this Agreement.
     10.5 DIGENE shall not use GEORGETOWN’s name or insignia, or any adaptation of them, or the name of any of GEORGETOWN’s inventors in any advertising, promotional or sales literature without the prior written approval of GEORGETOWN, and such approval shall not be unreasonably withheld.
     10.6 The interpretation and application of the provisions of this Agreement shall be governed by the laws of the District of Columbia.
     10.7 It is understood and acknowledged that the transfer of certain commodities and technical data is subject to United States laws and regulations

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controlling the export of such commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce. These laws and regulations among other things, prohibit or require a license for the export of certain types of technical data to certain specified countries. DIGENE hereby agrees and gives written assurance that it will comply with all United States laws and regulations controlling the export of commodities and technical data, that it will be solely responsible for any violation of such by DIGENE or its Affiliates or Sublicensees.
     10.8 DIGENE agrees (i) to obtain all regulatory approvals required for the manufacture and sale of Licensed Products and (ii) to utilize appropriate patent marking on such Licensed Products pursuant to 35 U.S.C. § 287(a). DIGENE also agrees to register or record this Agreement as is required by law or regulation in any country where the license is in effect.
     10.9 Any notices to be given hereunder shall be sufficient if signed by the Party (or Party’s attorney) giving same and either (a) delivered in person, or (b) mailed certified mail return receipt requested, or (c) faxed to the other Party if the sender has evidence of successful transmission and if the sender promptly sends the original by ordinary mail, in any event to the following addresses:
     If to DIGENE:
Digene Corporation
1201 Clopper Road,
Gaithersburg, Maryland 20878
Attention: Senior Vice President,

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General Counsel and Secretary
Fax: (301) 944-7017
If to GEORGETOWN:
By courier:
Vice President
Office for Technology Licensing
Georgetown University
Harris Building, Suite 101
3300 Whitehaven St, NW
Washington, DC 20007
Fax: (202) 687 3111
By United States mail:
Vice President
Office of Technology Licensing
Georgetown University
Box 571408
Washington, DC 20057-1408
     By such notice either Party may change their address for future notices.
     Notices delivered in person shall be deemed given on the date delivered. Notices sent by fax shall be deemed given on the date faxed. Notices mailed shall be deemed given on the date postmarked on the envelope.

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     10.10 The Parties to this Agreement agree that neither intends to violate any public policy, statutes, or common laws. However, if any sentence, paragraph, clause or combination of the same is held to be in violation of any state or federal law or otherwise unenforceable by a court from which no appeal is or can be taken, such sentences, paragraphs, clauses, or combinations of the same shall be deleted and the remainder of this Agreement shall remain binding. Promptly following the making of any such deletion, the Parties shall meet and use their best efforts to mutually agree on acceptable language to be added to this Agreement in replacement of the deleted language, which replacement language shall be crafted to come as close as possible to having the same economic effect as the deleted language which it replaces.
     10.11 If any dispute, controversy or difference arises between the Parties out of, or in connection with, this Agreement, or for the breach thereof, or in the event that any dispute, controversy or difference arises between the Parties with respect to whether a product offered for sale by DIGENE as of the Effective Date, or not presently offered for sale by DIGENE as of the Effective Date, but which DIGENE offers for sale for the first time at any date subsequent to the Effective Date of this Agreement, is subject to the terms of this Agreement, the Parties shall promptly meet and attempt in good faith to resolve such dispute on a mutually agreeable basis. If such dispute, controversy or difference is not resolved or otherwise settled by the Parties within ninety (90) days after one Party has given the other Party written notice of said dispute, controversy or difference, it shall be resolved by binding arbitration before a panel of three independent arbitrators in accordance with the commercial rules governing disputes of the American Arbitration Association. The venue for any

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such arbitration proceeding shall be the District of Columbia. During any dispute, the Parties shall continue to respect and honor their respective obligations under this Agreement and will continue to pay and accept any royalties owed and neither Party shall have the right to terminate this Agreement.
     10.12 The Parties agree that in the event either Party brings an action against the other (including but not limited to an arbitral proceeding) for a breach of this Agreement and substantially prevails in any such proceeding, then the prevailing Party shall be entitled to an award of, and shall be awarded, all attorneys’ and other professionals’ fees and costs incurred in the prosecution of said proceeding.
     10.13 Each Party shall bear its own legal fees, costs and expenses incurred prior to or relating to the Litigation.
     10.14 This Agreement may be executed in counterparts, and the counterparts, taken together, shall constitute one and the same Agreement. Facsimile signatures shall constitute original signatures for purposes of this Agreement.
     10.15 This Agreement, with its attached exhibit(s) constitutes the entire agreement between the Parties regarding the subject matter hereof, and supersedes any and all prior agreements (including the 1983 Agreement and the 1998 Agreement), arrangements, or understandings between the Parties, which relate to the Litigation and/or the Licensed Patent or Licensed Product. No oral understandings, statements, promises, or inducements contrary to or in addition to this Agreement exist which relate to the Litigation and/or the Licensed Patent or Licensed Product. Each Party to this Agreement expressly warrants and represents that no promise or inducement has been offered except as set forth herein and that this Agreement is

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executed without reliance on any statement or representation of any kind, except as set forth herein, of any Party or its representatives.
     10.16 No Party shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement (including, without limitation, the terms hereof), without the prior written approval of the other Party, which shall not be unreasonably withheld, except (after prior written notice to the other Party) as otherwise required by law or regulation, including, without limitation the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, but only to the extent necessary to meet the Party’s disclosure obligations thereunder. Neither Party shall object if the other Party makes disclosures in its filings with the SEC regarding this Agreement to satisfy such SEC disclosure obligations, pursuant to the disclosing Party’s good faith belief that it has an obligation to do so. Moreover, nothing in this paragraph or any other part of the Agreement shall preclude either Party from making a public statement (without obtaining prior written consent of the other Party), including a press or news release, limited to the statement that the Litigation has been settled and a new license under the patents-in-suit was granted by GEORGETOWN to DIGENE under that settlement or which otherwise becomes publicly available as a consequence of the aforementioned required SEC filings. After the initial publication of such publicity, news release or other public announcement, each of the Parties shall be entitled to redisclose such approved information in subsequent publicity, news releases, either public announcements or

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filings made with the SEC under the Securities Act or the Exchange Act without first obtaining the written approval of the other Party. Should any dispute, controversy or disagreement arise concerning any content of any such publicity, the disputed language shall not be included in any such publicity or otherwise publicly disclosed in any manner unless otherwise required by law or regulation. Nothing in this paragraph or in paragraph 11.1 shall prohibit disclosure of the terms of this Agreement to inventors of the Licensed Patents or to outside consultants or professionals retained by the Parties, provided that said outside consultants or professionals agree to be bound by the confidentiality provisions of this Agreement.
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ARTICLE XI
CONFIDENTIALITY
     11.1 The Parties agree that each of them shall keep the material terms of this Agreement confidential, including, but not limited to any royalty rates, royalty payments or Non Royalty Sublicense Income payments set forth in Article III of this Agreement, and shall not disclose them to any third party, except as permitted by paragraph 10.16 above.
     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives.

GEORGETOWN UNIVERSITY

By:	/s/ Christopher L. Augostini

Name: Christopher L. Augostini
Title: Sr. V.P., Chief Financial Officer, and Treasurer

Date: 7/12/2005

DIGENE CORPORATION

By:	/s/ Evan Jones

Name: Evan Jones
Title: Chairman and Chief Executive Officer

Date: 7/12/2005

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